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                                                                    EXHIBIT 10.4

                   THIRD RESTATED STOCKHOLDER RIGHTS AGREEMENT

        This Third Restated Stockholder Rights Agreement ("Agreement") is entered into as of February 25, 1999, by and among VNUS Medical Technologies, Inc., a Delaware corporation (the "Company"), and the Investors set forth on the Schedule of Investors attached as Exhibit A hereto (the "Investors") and amends and restates in its entirety the Stockholder Rights Agreement dated May 2, 1997 (the "Prior Rights Agreement") as amended by Amendment No. I dated June 25, 1998.

        WHEREAS, certain of the Investors and the Company have entered into a Series D Preferred Stock Purchase Agreement of even date herewith (the "Stock Purchase Agreement"). In connection with the Stock Purchase Agreement, the Company wishes to grant certain rights to the Investors. Any term not otherwise defined in this Agreement shall have the meaning ascribed to it in the Stock Purchase Agreement.

        NOW, THEREFORE, the parties hereto hereby agree as follows:

1.      Registration Rights.

        1.1 Certain Definitions. As used in this paragraph 1, the following terms shall have the following respective meanings:

               "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

               "Conversion Stock" shall mean the shares of the Company's Common Stock issued or issuable upon exercise of the Preferred Stock.

               "Holder" shall mean the original purchaser of the Registrable Securities or securities convertible into Registrable Securities and any person holding Registrable Securities or securities convertible into Registrable Securities to whom the rights under this paragraph 1 have been transferred in accordance with paragraph 1.10 hereof.

               "Initiating Holders" shall mean any Holder or Holders who in the aggregate hold more than 50% of the outstanding Registrable Securities.

               "Investor" shall mean a purchaser of Common Stock, a purchaser of Series A-1 Preferred Stock, a purchaser of Series A-2 Preferred Stock and a purchaser of Series A-3 Preferred Stock pursuant to the Stock Purchase Agreement dated January 6, 1995; a purchaser of Series B Preferred Stock pursuant to the Stock Purchase Agreement dated August 6, 1996; a purchaser of Series C Preferred Stock pursuant to the Series C Preferred Stock Purchase Agreement dated May 2, 1997; Lighthouse Capital Partners II, L.P.; and a purchaser of Series D Preferred Stock pursuant to the Series D Preferred Stock Purchase Agreement dated February 25, 1999.



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               "Preferred Stock" shall mean the issued and outstanding shares of the Company's Series A-1 Preferred Stock, Series A-2 Preferred Stock, Series A-3 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock (including Series C Preferred Stock issued upon exercise of warrants to purchase Series C Preferred Stock) and Series D Preferred Stock.

               "Registrable Securities" means (i) the shares of Common Stock of the Company held by Lighthouse Capital Partners II, L.P., and issued or issuable upon conversion of the shares of Series C Preferred Stock issued or issuable upon exercise of the Preferred Stock Purchase Warrant dated June 25, 1998 (the "Warrant") to acquire 44,118 shares of the Company's Series C Preferred Stock or any shares of Common Stock otherwise issuable under the Warrant, (ii) the Conversion Stock and (iii) any Common Stock of the Company issued or issuable with respect to, or in exchange for or in replacement of the Conversion Stock or other securities convertible into or exercisable for Preferred Stock upon any stock split, stock dividend, recapitalization, or similar event, provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities for the purposes of paragraph 1.3 hereof (A) if and for so long as they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or pursuant to Rule 144, or (B) such securities are held by a Holder holding less than 1% of the outstanding voting securities of the Company and a public market exists for the Company's Common Stock and prior to the date such securities have been sold or are all available for immediate sale in the opinion of counsel to the Company in a transaction exempt from the prospectus delivery requirements of the Securities Act so that all transfer restrictions and legends with respect thereto are removed upon the consummation of such sale.

               The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

               "Registration Expenses" shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with paragraphs 1.2, 1.3 and 1.4 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, reasonable fees and disbursements not to exceed $20,000 of a single special counsel for the Holders, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

               "Restricted Securities" shall mean the securities of the Company required to bear a legend in the form set forth in paragraph 3.2.

               "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes, if any, applicable to the securities registered by the Holders.

        1.2    Requested Registration.

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               (a) Request for Registration. If (i) prior to the Company's first registered underwritten public offering of its Common Stock, the Company shall receive from an Initiating Holder or Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to shares of Registrable Securities having an expected aggregate offering price of at least $3,000,000, or (ii) subsequent to the Company's first registered underwritten public offering of its Common Stock, the Company shall receive from Holders of Registrable Securities a written request that the Company effect any registration, qualification or compliance with respect to shares of Registrable Securities having an expected aggregate offering price of at least $10,000,000, the Company will:

                      (i) within ten days of the receipt by the Company of such notice, give written notice of the proposed registration, qualification or compliance to all other Holders; and

                      (ii) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 20 days after receipt of such written notice from the Company;

        Provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this paragraph 1.2:

                              (A) In any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                              (B) During any period commencing on the date of
filing of, and ending on the date three (3) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction, with respect to an employee benefit plan or with respect to the Company's first registered public offering of its stock), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                              (C) After the Company has effected (i) one such
registration pursuant to this paragraph 1.2(a) prior to the Company's first registered underwritten public offering of its Common Stock, which registrations have been declared or ordered effective; provided, however that in the event that any legal restriction or prohibition shall result in the inability of the Holders participating in a registration pursuant to this paragraph 1.2(a) to sell at least 75% of the Registrable Securities included in any such registration within 180 days of the effectiveness thereof, then the Holders shall be entitled to demand an additional registration pursuant to this paragraph 1.2(a); and (ii) one such registration pursuant to this paragraph 1.2(a) subsequent to the Company's first registered underwritten public offering of its Common Stock;

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                              (D) If the Company shall furnish to such Holders a
certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this paragraph 1.2 shall be deferred for a period not to exceed 120 days from the date of receipt of written request from the Initiating Holders; provided, however, that the Company shall not exercise such right more than once in any twelve-month period.

        Subject to the foregoing clauses (A) through (E), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of the Initiating Holders.

               (b) Underwriting. In the event that a registration pursuant to this paragraph 1.2 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to paragraph 1.2(a)(i). In such event, the right of any Holder to registration pursuant to this paragraph 1.2 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this paragraph 1.2, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

        The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company and reasonably acceptable to a majority of the Holders proposing to distribute their securities through such underwriting. Notwithstanding any other provision of this paragraph 1.2, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement or in such other manner as shall be agreed to by the Company and Holders of a majority of the Registrable Securities proposed to be included in such registration. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

        If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to 90 days after the effective date of such registration, or such other shorter period of time as the underwriters may require.

        1.3    Company Registration.

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               (a) Notice of Registration. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans or (ii) a registration relating solely to a Commission Rule 145 transaction, or (iii) a registration pursuant to paragraph 1.2 hereof, the Company will:

                      (i) promptly give to each Holder written notice thereof;
and

                      (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 days after receipt of such written notice from the Company, by any Holder.

               (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to paragraph 13(a)(i). In such event the right of any Holder to registration pursuant to this paragraph 1.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this paragraph 1.3, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities or other securities to be included in such registration; provided, however, that no such reduction shall reduce the amount of securities of the selling Holders included in the registration below 25% of the total amount of securities included in such registration, unless such offering is the initial public offering and such registration does not include shares of any other selling shareholders, in which event any or all of the Registrable Securities of the Holders may be excluded. The Company shall so advise all Holders and other holders distributing their securities through such underwriting and the number of shares of Registrable Securities and other securities that may be included in the registration, and underwriting shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or holder to the nearest 100 shares. If any Holder or holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 90 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

               (c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this paragraph 1.3 prior to the effectiveness of such registration, whether or not any Holder has elected to include securities in

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such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with paragraph 1.5 hereof.

        1.4    Registration on Form S-3.

               (a) If any Holder or Holders request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3), or any similar short-form registration statement, for a public offering of Registrable Securities the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $1,000,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request; provided, however, that the Company shall not be required to effect more than two registrations pursuant to this paragraph 1.4. The substantive provisions of paragraph 1.2(b) shall be applicable to each registration initiated under this paragraph 1.4.

               (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this paragraph 1.4: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (ii) if the Company, within ten (10) days of the receipt of the request of the initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within ninety (90) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, or an offering solely to employees); (iii) during the period starting with the date of filing of, and ending on the date three (3) months immediately following, the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or
(iv) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 90 days from the receipt of the request to file such registration by such Holder; provided, however, that the Company shall not exercise such right more than once in any twelve-month period.

        1.5 Expenses of Registration. All Registration Expenses incurred in connection with all registrations pursuant to paragraphs 1.2, 1.3 and 1.4 shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of such securities included in the registration pro rata with the Company and among each other on the basis of the number of shares so registered.

        1.6 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this paragraph 1, the Company will keep each


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Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

               (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least one hundred eighty (180) days or until the distribution described in the Registration Statement has been completed;

               (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

               (c) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as they may reasonably request in order to facilitate the public offering of such securities.

               (d) Use all reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (g) Furnish, at the request of any Holder requesting registration of Registrable Securities, on the date such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this paragraph 1.6, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent accountants of the Company, in form and substance as is customarily given by independent accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

        1.7    Indemnification.

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               (a) The Company will indemnify each Holder, each of its officers, directors, trustees, fiduciaries, partners and legal counsel, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this paragraph 1, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers, directors, trustees, fiduciaries, partners and legal counsel, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

               (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers and legal counsel, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers, directors, partners and legal counsel and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the maximum liability of each Holder under this subsection (b) shall be limited to an amount equal to the net proceeds to such Holder from the sale of such Holder's Registrable Securities as contemplated herein, unless such liability resulted from willful misconduct by such Holder. A


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Holder will not be required to enter into any agreement or undertaking in connection with any registration under this paragraph 1 providing for any indemnification or contribution on the part of such Holder greater than the Holder's obligations under this paragraph 1.7(b).

               (c) Each party entitled to indemnification under this paragraph
1.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this paragraph 1 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses but shall bear the expense of such defense nevertheless. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation.

               (d) If the indemnification provided for in this Section 1.7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any losses, claims, damages or liabilities referred to herein, the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the omissions or violations that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

        1.8 Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this paragraph 1.

        1.9 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted

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Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

               (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Securities Exchange Act of 1934, as amended.

               (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements);

               (c) So long as an Investor owns any Restricted Securities, to furnish to the Investor forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Securities Exchange Act of 1934 (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as an Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing an Investor to sell any such securities without registration.

        1.10 Transfer of Registration Rights. The rights to cause the Company to register securities granted to Holders under paragraphs 1.2, 1.3 and 1.4 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by a Holder of not less than 70,000 shares of Registrable Securities, or to any transferee or assignee who is a constituent partner of a Holder or the estate of such constituent partner or to a transferee who is a Holder's family member or trust for the benefit of an individual Holder, provided that such transfer may otherwise be effected in accordance with applicable securities laws.

        1.11 Standoff Agreement. Each Holder agrees, so long as such Holder holds at least one percent (1%) of the Company's outstanding voting equity securities, in connection with the Company's initial public offering of the Company's securities, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the underwriters; provided that the officers and directors of the Company who own stock of the Company also agree to such restrictions.

        1.12 Rule 144A Information. Whenever the Company receives a request for the information required in Rule 144A(d)(4) from Initiating Holders on or after January 6, 2000, then the Company shall within 60 days after the date of such request provide such information to such Initiating Holders and any person or persons designated by the Initiating Holders as a prospective buyer in a transaction pursuant to Rule 144A. The Company's obligations pursuant to this paragraph 1.12 shall extend to any person who acquires shares of the Company's Preferred Stock and/or Conversion Stock as a result of a transaction pursuant to Rule 144A.

        1.13 Amendment of Registration Rights. Any provision of this Section 1 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of at least sixty-six and two-thirds percent (66-2/3%) of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph 1.13 shall be binding upon each Holder and the Company. By acceptance of any benefits under this Section 1, Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

        1.14 Limitation on Subsequent Registration Rights. After the date of this Agreement, the Company shall not, without the prior written consent of the Holders of sixty-six and two-thirds percent (66-2/3%) of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights senior to those granted to the Holders hereunder.

        1.15 Termination of Registration Rights. The rights granted under this paragraph 1 shall terminate on the seventh anniversary of the consummation of the initial underwritten public offering of the Company's securities pursuant to a registration statement filed under the Securities Act.

2.      Right of First Refusal.

               (a) Except as set forth in paragraph 2(e), the Company hereby grants to each Investor holding at least 70,000 shares of Registrable Securities the right of first refusal to purchase all or any part of such Investor's pro rata share of the New Securities (as defined in paragraph 2(b)) which the Company may, from time to time, propose to sell and issue. The Investors may purchase said New Securities on the same terms and at the same price at which the Company proposes to sell the New Securities. The pro rata share of each Investor, for purposes of this right of first refusal, is the ratio of the total number of shares of Common Stock held by such Investor, including any shares of Common Stock into which shares of Preferred Stock held by such Investor are convertible, to the total number of shares of Common Stock outstanding immediately prior to the issuance of the New Securities (including any shares of Common Stock into which outstanding shares of Preferred Stock are convertible).

               (b) "New Securities" shall mean any capital stock of the Company, whether now authorized or not, and any rights, options or warrants to purchase said capital stock, and securities of any type whatsoever that are, or may become, convertible into said capital stock; provided that "New Securities" does not include (i) the Shares issued pursuant to the Stock Purchase Agreement or the Conversion Stock described therein, (ii) securities offered pursuant to a registration statement filed under the Securities Act, as hereinafter defined,
(iii) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other reorganization, and (iv) all shares of Common Stock hereafter issued or issuable to officers, directors, employees or consultants of the Company pursuant to any employee or consultant stock offering, plan or arrangement approved by the Board of Directors of the Company.

               (c) In the event the Company proposes to undertake an issuance of New Securities, it shall give to the Investors written notice (the "Notice") of its intention, describing the type of New Securities, the price and the terms upon which the Company proposes to issue such New Securities. Each Investor entitled to such notification shall have fifteen (15) days from the date of receipt of the Notice to agree to purchase any or all of such Investor's pro rata portion of such New Securities for the price and upon the terms specified in the Notice by giving written notice to the Company and stating therein the quantity such New Securities to be purchased. Each such Investor that notifies the Company of its intention to purchase New Securities shall forward payment for such New Securities to the Company no later than the date on which the Company issues any of such New Securities to any purchaser thereof who is not an Investor.

               (d) In the event any Investors fail to exercise in full the right of first refusal within said fifteen (15) day period, the Company shall offer such shares to the other Investors who have elected to exercise their rights of first refusal. Each such participating Investor shall be entitled to purchase that number of shares of New Securities not being purchased by the Investors as determined by multiplying such non-purchased New Securities by a fraction, the numerator of which is the number of shares of New Securities being purchased by the participating Investor and the denominator of which is the number of shares of New Securities being purchased by all Investors exercising rights of first refusal. Each Investor electing to purchase such additional New Securities shall have five (5) days from the date of receipt of any notice from the Company with respect thereto to agree to purchase its respective share of such New Securities. The Company shall have ninety (90) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within thirty (30) days from date of said agreement) to sell the New Securities respecting which the Investors' rights were not exercised, at a price and upon general terms no more favorable to the Investors thereof than specified in the Notice. In the event the Company has not sold the New Securities within said ninety (90) day period (or sold and issued New Securities in accordance with the foregoing within thirty (30) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities without first offering such securities to the Investors in the manner provided above.

               (e) The right of first refusal granted under this paragraph 2 shall expire upon:

                      (i) The date upon which a registration statement filed by the Company under the Securities Act (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan) in connection with an underwritten public offering of its securities first becomes effective and the securities registered thereunder shall have been sold for gross proceeds to the Company of at least $15,000,000 at a price to the public of at least $4.25 per share.

                      (ii) With respect to each Investor, the date on which such Investor no longer holds a minimum of Seventy Thousand (70,000) shares of Registrable Securities.

               (f) The right of first refusal granted under this paragraph 2 is assignable by the Investors to any transferee of a minimum of Seventy Thousand (70,000) shares of Common Stock (including any shares of Common Stock into which shares of Preferred Stock then held by it are convertible).

3.      Transferability.

        3.1 Restrictions on Transferability. The Preferred Stock and the Conversion Stock held by the Investors shall not be sold, assigned, transferred or pledged except upon the conditions specified in this paragraph 3, which conditions are intended to ensure compliance with the provisions of the Securities Act; provided, however, that BA Venture Partners III may pledge its shares to BankAmerica Investment Corporation ("BAIC") and may transfer such shares to BAIC so long as BAIC agrees to the provisions of this Agreement. Notwithstanding the foregoing, there shall be permitted without any consents or approvals, (i) the transfer by the State Treasurer of the State of Michigan, Custodian of the Michigan Public School Employees' Retirement System; State Employees' Retirement System; Michigan State Police Retirement System; and Michigan Judges Retirement System (the "Michigan Fund") of all or any part of the Michigan Fund's shares to any successor or additional trustee or custodian of the assets of the Michigan Fund as may be appointed, and qualified under the applicable laws of the State of Michigan, and (ii) the transfer by GMI/DRI Investment Trust ("GMI") of all or any part of GMI's shares to any successor trust or trustee, and (iii) the admission of any such transferee as a substituted stockholder with respect to such transferred shares. The Investors will cause any proposed purchaser, assignee, transferee, or pledgee of the Preferred Stock or the Conversion Stock held by the Investors to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

        3.2 Restrictive Legend. Each certificate representing (i) the Preferred Stock held by the Investors, (ii) the Conversion Stock and (iii) any other securities issued in respect of the Preferred Stock or Conversion Stock held by the Investors upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of paragraph 3.3 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

               THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE TRANSFER IS IN ACCORDANCE WITH RULE 144 OR SIMILAR RULE OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

               The Investors and Holders consent to the Company making a notation on its records and giving instructions to any transfer agent of its Preferred Stock or Conversion Stock in order to implement the restrictions on transfer established in this paragraph 3.

        3.3 Notice of Proposed Transfers. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this paragraph 3.3. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities (other than (i) a transfer not involving a change in beneficial ownership, or (ii) in transactions involving the distribution without consideration of Restricted Securities by any Investor to any of its partners, or retired partners, or to the estate of any of its partners or retired partners, (iii) a transfer to an affiliated fund, partnership or company, which is not a competitor of the Company, subject to compliance with applicable securities laws, (iv) a transfer to a holder's family member or a trust for the benefit of an individual holder, or (v) transfers in compliance with Rule 144, so long as the Company is furnished with satisfactory evidence of compliance with such Rule), unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied, at such holder's expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall be, reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in paragraph
3.1 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and in the reasonable opinion of the Company such legend is not required in order to establish compliance with any provision of the Securities Act.

               In any case in which an opinion of counsel or written advice of counsel is required pursuant to this Section 3.3 that requirement shall be deemed satisfied in the case of the State Treasurer of the State of Michigan, as Custodian of various retirement systems (the "Retirement Systems") by a certificate signed by the administrator of the Retirement Systems stating that the administrator has determined, after consultation with its counsel, the Attorney General of the State of Michigan, that the specified circumstances or consequences identified in the applicable opinion requirement, and set forth in such certificate, exist.

        3.4 Removal of Restrictions on Transfer of Securities. Any legend referred to in paragraph 3.2 hereof stamped on a certificate evidencing (i) the Preferred Stock held by the Investors, (ii) the Conversion Stock or (iii) any other securities issued in respect of the Preferred Stock or Conversion Stock held by the Investors upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event and the stock transfer instructions and record notations with respect to such security shall be removed and the Company shall issue a certificate without such legend to the holder of such security if such security is registered under the Securities Act, or if such holder provides the Company with an opinion of counsel (which may be counsel for the Company) reasonably acceptable to the Company to the effect that a public sale or transfer of such security may be made without registration under the Securities Act or (iii) such holder provides the Company with reasonable assurances, which may, at the option of the Company, include an opinion of counsel satisfactory to the Company, that such security can be sold pursuant to Section (k) of Rule 144 under the Securities Act.

4. Designation of Director; Voting. Each holder of Series C Preferred Stock agrees to vote the shares of Series C Preferred Stock now or hereafter owned by such holder, whether beneficially or otherwise, so that the member of the Company's Board of Directors elected pursuant to the provisions of Section 5.2 of the Company's Restated Certificate of Incorporation by the holders of the Company's Series C Preferred Stock shall be the designee of the holder(s) of a majority of the outstanding shares of Series C Preferred Stock

5. Certain Covenants of the Company. The Company hereby covenants and agrees as follows:

        5.1    Financial Information.

               (a) As soon as practicable after the end of each fiscal year, and in any event within 90 days thereafter, the Company will provide to each Investor (for so long as the Investor is a holder of a minimum of 5,000 shares of Preferred Stock, Conversion Stock or an equivalent combination thereof), consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income, stockholders' equity and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and audited by independent public accountants of national standing selected by the Company.

               (b) As soon as practicable after the end of each month and in any event within 20 days thereafter, the Company will provide to each Investor (for so long as the Investor is a holder of a minimum of 500,000 shares of Preferred Stock, Conversion Stock or an equivalent combination thereof, including for purposes of this Section 5 any shares of Preferred Stock which have been transferred to a constituent partner of an Investor), a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such month, consolidated statements of income, consolidated statements of changes in financial condition, and a consolidated statement of cash flow of the Company and its subsidiaries for such period and for the current fiscal year to date, and setting forth in each case in comparative form the figures for corresponding periods in the previous fiscal year, and setting forth in comparative form the budgeted figures for such period and for the current fiscal year then reported, prepared in accordance with generally accepted accounting principles (other than for accompanying notes), subject to changes resulting from year-end audit adjustments, all in reasonable detail and signed by the principal financial or accounting officer of the Company.

               (c) The Company will provide each Investor (for so long as the Investor is a holder of a minimum of 500,000 shares of Preferred Stock, Conversion Stock or an equivalent combination thereof, including for purposes of this Section 5 any shares of Preferred Stock which have been transferred to a constituent partner of an Investor), an annual financial plan for the next fiscal year of the Company containing profit and loss projections, cash flow projections, and capital expenditures, all on a monthly basis, as soon as it is available but in any event within thirty (30) days prior to the end of the current fiscal year.

               (d) Any submission of financial information pursuant to this
Section 5.1 shall be under cover of a certificate executed by the Company's president, chief financial officer or treasurer certifying that such information
(i) relates to the Company, (ii) to the best of the Company's knowledge is accurate, and (iii) if applicable, has been audited by the Company's independent auditors.

        5.2 Assignment of Rights to Financial Information. Subject to the limitations set forth in Section 5.1, the rights granted pursuant to Section 5.1(a), (b) and (c) may be assigned or otherwise conveyed by the Investors or by any subsequent transferee to an investor who acquires a minimum of 5,000 or 500,000 (as the case may be) shares of Preferred Stock, Conversion Stock, or a combination thereof, respectively, other than a competitor of the Company, as reasonably determined by the Board of Directors of the Company excluding any director with an interest in such transferee, provided that written notice of such assignment or conveyance is given to the Company.

        5.3 Termination of Covenants. The covenants set forth this Section 5, shall terminate and be of no further force or effect upon the closing of the Company's initial underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan).

        5.4 Indemnification of Officers and Directors. For at least as long as any representative or representatives of the Investors serve on the Board of Directors of the Company, the Company shall indemnify its officers and directors to the full extent permitted by law.

        5.5 Qualified Small Business. For so long as any Preferred Stock is held by an Investor or by a transferee of any Investor in whose hands the Preferred Stock is eligible to qualify as Qualified Small Business Stock as defined in Section 1202(c)of the Code, the Company shall use its best efforts, consistent with sound business practices, to cause the Preferred Stock to qualify as Qualified Small Business Stock.

        5.6 Right to Conduct Activities. The Company and each Investor hereby acknowledge that some or all of the Investors are professional investment funds, and as such invest in numerous portfolio companies, some of which may be competitive with the Company's business. No Investor shall be liable to the Company or to any other Investor for any claim arising out of, or based upon, the investment activities of such Investor, including without limitation, any claim arising out of, or based upon, (i) the investment by Investor in any entity competitive to the Company, or (ii) actions taken by any partner, officer or other representative of any Investor to assist any such competitive company, whether or not such action was taken as a board member of such competitive company, or otherwise, and whether or not such action has a detrimental effect on the Company.

        5.7 Confidentiality of Records. Except as required by law, each Investor agrees to use, and to use its best efforts to insure that its authorized representatives use, the same degree of care as such Investor uses to protect its own confidential information to keep confidential any information furnished to it which the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such Investor may disclose such proprietary or confidential information to any partner, subsidiary or parent of such Investor for the purpose of evaluating its investment in the Company as long as such partner, subsidiary or parent is advised of the confidentiality provisions of this Section 5.7.

        5.8 Inspection Rights. So long as an Investor is the holder of a minimum of 500,000 shares of Preferred Stock, Conversion Stock or an equivalent combination thereof, such Investor shall have the right to visit and inspect any of the properties of the Company, and to discuss the affairs, finances and accounts of the Company with its officers, and to review such information as is reasonably requested all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated under this Section 5.7 with respect to a competitor of the Company or with respect to information which the Board of Directors determines in good faith is confidential and should not, therefore, be disclosed.

        5.9 Reservation of Common Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Preferred Stock, all Common Stock issuable from time to time upon such conversion.

        5.10 Proprietary Information and Inventions Agreement. The Company shall require all employees and consultants to execute and deliver a Proprietary Information and Inventions Agreement in the form delivered to Investors or their counsel.

6. Termination of Prior Rights Agreement. Effective upon execution of this Agreement by the Company and the holders of a majority of the Registrable Securities under the Prior Rights Agreement, the Prior Rights Agreement is null and void and superseded in its entirety by this Agreement.

7.      Miscellaneous.

        7.1 Waivers and Amendments. Except as otherwise provided, this Agreement may be amended or modified only upon the written consent of the Company and the holders of at least two-thirds (66-2/3%) of the Registrable Securities. With the written consent of the Holders of more than 66-2/3% of the Registrable Securities, the obligations of the Company and the rights of the Holders under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that no such waiver or supplemental agreement shall reduce the aforesaid percentage of Registrable Securities, the Holders of which are required to consent to any waiver or supplemental agreement without the consent of the Holders of all of the Registrable Securities. With the written consent of the Company, the obligations of the Holders and the rights of the Company under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely). Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by a signed statement in writing. Any amendment, waiver or supplementary agreement effected in accordance with this paragraph shall be binding upon each

Holder of any Registrable Securities then outstanding, each future Holder of all such Registrable Securities and the Company.

        7.2 Governing Law. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

        7.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

        7.4 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

        7.5 Notices. All notices and other communications required or permitted hereunder shall be in writing and may be delivered in person, by telecopy with written confirmation, overnight delivery service or U.S. mail, in which event it may be mailed by first-class, certified or registered, postage prepaid, addressed (a) if to a Holder, at such address as such Holder shall have furnished the Company in writing, or; until any such Holder so furnishes an address to the Company, then to and at the address of the last holder of such securities who has so furnished an address to the Company, or (b) if to the Company, at such address as the Company shall have furnished to the Holders in writing.

               Each such notice or other communication shall for all purposes this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or one
(1) day after deposit with a nationally recognized overnight courier, or if sent by telecopier with written confirmation, at the earlier of (i) 24 hours after confirmation of transmission by the sending telecopier machine or (ii) delivery of written confirmation.

        7.6 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

        7.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

        7.8 Nominees. Securities registered in the name of a nominee for a Holder shall, for purposes of this Agreement, be treated as being owned by such Holder.

        7.9 Severability. In case any provision of the Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        7.10 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder's part of any breach, default or noncompliance under this Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

        7.11 Attorneys' Fees. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals. Notwithstanding the foregoing, this
Section 7.1 1 shall not apply to State Treasurer of the State of Michigan, Custodian of the Michigan Public School Employees' Retirement System, State Employees' Retirement System, Michigan State Police Retirement System, and Michigan Judges Retirement System.

        The foregoing Third Restated Stockholders Rights Agreement is hereby executed as of the date first first above written.

COMPANY:

VNUS MEDICAL TECHNOLOGIES, INC.

By:                   /s/
   -------------------------------------------
           Brian E. Farley, President

STATE TREASURER OF THE STATE OF
MICHIGAN, CUSTODIAN OF THE MICHIGAN
PUBLIC SCHOOL EMPLOYEES' RETIREMENT
SYSTEM, STATE EMPLOYEES' RETIREMENT
SYSTEM, MICHIGAN STATE POLICE
RETIREMENT SYSTEM, AND MICHIGAN JUDGES
RETIREMENT SYSTEM

By:            /s/
   ------------------------------
Name:   David C. Turner

Title:  Administrator

INVESTORS:

    MENLO VENTURES VI, L.P.
BY: MV MANAGEMENT VI, L.P.
    ITS GENERAL PARTNER


BY:          /s/
   ------------------------------
        GENERAL PARTNER



MENLO ENTREPRENEURS FUND VI, L.P.
    BY: MV MANAGEMENT VI, L.P.
        ITS GENERAL PARTNER


BY:          /s/
   ------------------------------
        GENERAL PARTNER

DLJ CAPITAL CORP.


               /s/
-----------------------------
By:  Kathleen D. La Porte
Its:   Attorney in Fact



DLJ ESC II, L.P.
By:  DLJ LBO Plans Management Corporation
Its:   Manager


               /s/
-----------------------------
By:  Kathleen D. La Porte
Its:   Attorney in Fact



SPROUT CAPITAL VIII, L.P.
By:  DLJ Capital Corp.
Its:   Managing General Partner


               /s/
-----------------------------
By:  Kathleen D. La Porte
Its:   Attorney in Fact



SPROUT VENTURE CAPITAL, L.P.
By:  DLJ Capital Corp.
Its:   Managing General Partner


               /s/
-----------------------------
By:  Kathleen D. La Porte
Its:   Attorney in Fact

BANKAMERICA VENTURES



By:            /s/
   -------------------------
Name:   Kate D. Mitchell

Title:  Principal





BA VENTURE PARTNERS III



By:            /s/
   -------------------------
Name:   Robert M. Obuch

Title:  General Partner

HAMBRECHT & QUIST CALIFORNIA



By:            /s/
   -------------------------
Name:   Robert N. Savoie

Title:  Tax Director, Attorney-in-Fact





HAMBRECHT & QUIST EMPLOYEE
VENTURE FUND, L.P. II

By:  H & Q Venture Management, L.L.C.
Its:   General Partner


By:            /s/
   -------------------------

Name:   Robert N. Savoie

Title:  Tax Director, Attorney-in-Fact

LIGHTHOUSE CAPITAL PARTNERS II, L.P.

By:     Lighthouse Management Partners II, L.P.,
        its general partner

By:     Lighthouse Capital Partners, Inc.,
        its general partner



By:            /s/
   ------------------------------
Name:   Richard D. Stubblefield

Title:  Managing Director

GMI/DRI INVESTMENT TRUST



By:            /s/
   --------------------------------
Name:   David VanBenschoten

Title:  Executive Secretary
        Benefit Finance Committee

               /s/
---------------------------------
Rob Faulkner



               /s/
---------------------------------
Kurt Kruger



               /s/
---------------------------------
Dennis Purcell



               /s/
---------------------------------
John Rumsey

               /s/
---------------------------------
Kate D. Mitchell

BAY CITY CAPITAL



By:            /s/
   ------------------------------
Name:   Fred Craves

Title:  Managing Director

               /s/
---------------------------------
Vincenzo Iuri

                                    EXHIBIT A

                              SCHEDULE OF INVESTORS


INVESTOR                                                            SECURITIES
--------                                                            ----------

State Treasurer of the State of Michigan,              2,500,000  Series D Preferred Stock
Custodian of the Michigan Public School
Employees' Retirement System, State Employees'
Retirement System, Michigan State Police
Retirement System, and Michigan Judges
Retirement System

Menlo Ventures VI, L.P.                                2,500,000  Series A-1 Preferred Stock
                                                       2,000,000  Series A-2 Preferred Stock
                                                       1,000,000  Series A-3 Preferred Stock
                                                       1,666,667  Series B Preferred Stock
                                                         586,854  Series C Preferred Stock
                                                         234,742  Series C Warrants
                                                         492,611  Series D Preferred Stock

Menlo Entrepreneurs Fund VI, L.P.                         37,500  Series A-1 Preferred Stock
                                                          30,000  Series A-2 Preferred Stock
                                                          15,000  Series A-3 Preferred Stock
                                                          25,000  Series B Preferred Stock
                                                           8,803  Series C Preferred Stock
                                                           3,521  Series C Warrants
                                                           7,389  Series D Preferred Stock


Sprout Capital VII, L.P.                               2,501,459  Series C Preferred Stock
                                                       1,000,584  Series C Warrants

Sprout Capital VIII, L.P.                              1,297,565  Series D Preferred Stock

DLJ First ESC L.L.C.                                     287,559  Series C Preferred Stock
                                                         115,023  Series C Warrants

DLJ ESC II, L.P.                                         113,331  Series D Preferred Stock

DLJ Capital Corp.                                         57,512  Series C Preferred Stock
                                                          23,005  Series C Warrants
                                                          11,250  Series D Preferred Stock



The Sprout CEO Fund, L.P.                                 29,057  Series C Preferred Stock
                                                          11,623  Series C Warrants
                                                           4,517  Series D Preferred Stock
                                                       1,000,587  Series C Preferred Stock
BankAmerica Ventures                                     400,234  Series C Warrants
                                                         450,000  Series D Preferred Stock


INVESTOR                                                            SECURITIES
--------                                                            ----------

BA Venture Partners III                                  111,502  Series C Preferred Stock
                                                          44,601  Series C Warrants
                                                          50,000  Series D Preferred Stock



Hambrecht & Quist California                              70,423  Series C Preferred Stock
                                                          28,169  Series C Warrants
                                                          20,000  Series D Preferred Stock



Hambrecht & Quist Employee Venture Fund, L.P. II          20,000  Series D Preferred Stock

Lighthouse Capital Partners II, L.P.                      44,118  Series C Warrants

GMI/DRI Investment Trust                                 500,000  Series D Preferred Stock

Rob Faulkner                                               7,629  Series C Preferred Stock
                                                           3,052  Series C Warrants
                                                           4,250  Series D Preferred Stock



Kurt Kruger                                               14,671  Series C Preferred Stock
                                                           5,869  Series C Warrants


Dennis Purcell                                             8,216  Series C Preferred Stock
                                                           3,286  Series C Warrants
                                                           4,250  Series D Preferred Stock



John Rumsey                                                7,629  Series C Preferred Stock
                                                           3,052  Series C Warrants
                                                           4,500  Series D Preferred Stock



Kate D. Mitchell                                           2,934  Series C Preferred Stock
                                                           1,174  Series C Warrants
                                                           1,250  Series D Preferred Stock



Bay City Capital                                       2,500,000  Series D Preferred Stock

Vincenzo Iuri                                             20,000  Series D Preferred Stock
